    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2004

                                                 REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM S-11
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                       GOVERNMENT PROPERTIES TRUST, INC.
        (Exact name of registrant as specified in governing instruments)

                        10250 REGENCY CIRCLE, SUITE 100
                             OMAHA, NEBRASKA 68114
                                 (402) 391-0010
               (Address, including zip code, and telephone number
       including area code, of registrant's principal executive offices)
                             ---------------------
                               THOMAS D. PESCHIO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       GOVERNMENT PROPERTIES TRUST, INC.
                        10250 REGENCY CIRCLE, SUITE 100
                             OMAHA, NEBRASKA 68114
                                 (402) 391-0010
   (Name, address, including zip, and telephone number, including area code, of agent for service)
                             ---------------------

                                             COPIES TO:
         DAVID E. GARDELS                JOHN D. ELLSWORTH               WAYNE D. BOBERG
         JAMES C. CREIGH                MICHAEL C. PALLESEN              BRENDAN P. HEAD
BLACKWELL SANDERS PEPER MARTIN LLP   LIEBEN, WHITTED, HOUGHTON,        WINSTON & STRAWN LLP
  1620 DODGE STREET, SUITE 2100             SLOWIACZEK &               35 WEST WACKER DRIVE
      OMAHA, NEBRASKA 68102            CAVANAGH, P.C., L.L.O.        CHICAGO, ILLINOIS 60601
          (402) 964-5000            2027 DODGE STREET, SUITE 100          (312) 558-5600
                                       OMAHA, NEBRASKA 68102
                                           (402) 344-4000

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-109565

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     PROPOSED MAXIMUM       PROPOSED MAXIMUM
   TITLE OF SECURITIES          AMOUNT TO BE             OFFERING              AGGREGATE             AMOUNT OF
     TO BE REGISTERED          REGISTERED(1)        PRICE PER SHARE(2)     OFFERING PRICE(2)      REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
Common Stock..............    3,220,000 shares            $10.00              $32,220,000              $2,605
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1) Includes 483,000 shares subject to the underwriters' over-allotment option.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           INCORPORATION BY REFERENCE

     Government Properties Trust, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement on Form S-11 in its entirety the Registration Statement on Form S-11, as amended (File No. 333-109565), declared effective on January 26, 2004, by the Securities and Exchange Commission, including each of the documents filed by the Registrant with the Securities and Exchange Commission and incorporated or deemed to be incorporated by reference therein.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 36.  FINANCIAL STATEMENTS AND EXHIBITS.

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-109565 are incorporated by reference into, and shall be deemed a part of this Registration Statement, except the following which are filed herewith:

                                 EXHIBIT INDEX

EXHIBIT                          DESCRIPTION OF DOCUMENT
-------                          -----------------------
     5.1       Opinion of Miles & Stockbridge P.C. with respect to legality of the shares being registered
     8.1       Opinion of with Blackwell Sanders Peper Martin LLP with
               respect to tax matters
    23.1       Consent of Miles & Stockbridge, P.C. (included in Exhibit
               5.1)
    23.2       Consent of Blackwell Sanders Peper Martin LLP (included in
               Exhibit 8.1)
    23.3       Consent of Ernst & Young LLP
    23.4       Consent of Zwick & Steinberger, P.L.L.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Omaha, Nebraska, on January 26, 2004.

                                          GOVERNMENT PROPERTIES, TRUST, INC.

                                          BY:     /s/ THOMAS D. PESCHIO
                                            ------------------------------------
                                                     THOMAS D. PESCHIO
                                               President and Chief Executive
                                                           Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                TITLE                       DATE
              ---------                                -----                       ----

        /s/ THOMAS D. PESCHIO               President, Chief Executive       January 26, 2004
--------------------------------------         Officer and Director
          Thomas D. Peschio


                  *                         Chief Financial Officer and      January 26, 2004
--------------------------------------               Treasurer
            Nancy D. Olson


                  *                          Chairman of the Board of        January 26, 2004
--------------------------------------               Directors
          Jerry D. Bringard


                  *                                  Director                January 26, 2004
--------------------------------------
            Robert M. Ames


                  *                                  Director                January 26, 2004
--------------------------------------
          Philip S. Cottone


                  *                                  Director                January 26, 2004
--------------------------------------
            Robert A. Peck


                  *                                  Director                January 26, 2004
--------------------------------------
        Richard H. Schwachter


 *By:       /s/ THOMAS D. PESCHIO
        ------------------------------
              Thomas D. Peschio
               Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT                     DESCRIPTION OF DOCUMENT
-------                     -----------------------
  5.1     Opinion of Miles & Stockbridge P.C. with respect to legality of the shares being registered
  8.1     Opinion of with Blackwell Sanders Peper Martin LLP with
          respect to tax matters
 23.1     Consent of Miles & Stockbridge P.C. (included in Exhibit
          5.1)
 23.2     Consent of Blackwell Sanders Peper Martin LLP (included in
          Exhibit 8.1)
 23.3     Consent of Ernst & Young LLP
 23.4     Consent of Zwick & Steinberger, P.L.L.C.